UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2007

ADTRAN, INC.
(Exact Name Of Registrant As Specified In Charter)

Delaware	0-24612	63-0918200
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

901 Explorer Boulevard
Huntsville, Alabama 35806-2807
(Address of principal executive offices, including zip code)

(256) 963-8000
(Registrant's telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 29, 2007, ADTRAN, Inc. (the "Company") received the resignation of W. Frank Blount from the Board of Directors of the Company, effective following the meeting of the Board of Directors on April 16, 2007. Mr. Blount was scheduled to rotate off of the Board of Directors at the 2007 Annual Meeting of Stockholders on May 8, 2007. The Board of Directors has nominated Mr. Balan Nair, Chief Technical Officer at AOL, LLC, to be elected as a director at the 2007 Annual Meeting to fill the seat held by Mr. Blount.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTRAN, INC.
(Registrant)
Date: April 3, 2007	/s/ James E. Matthews
James E. Matthews Senior Vice President-Finance, Chief Financial Officer, Treasurer and Secretary